Exhibit 99.2
FDIC-Assisted Acquisition Wakulla Bank October 1, 2010 NASDAQ: HOMB www.homebancshares.com

Forward Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company's 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Transaction Overview Purchased and assumed select assets and liabilities from the FDIC of Wakulla Bank All non-performing loans and OREO are excluded from the transaction; certain securities are also excluded Certain brokered deposits and all FHLB borrowings are also excluded from the transaction Acquired approximately $353 million in assets & assumed approximately $355 million in deposits Loss share protection on approximately $222 million of covered loans Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc. Branches normally open on Saturday will be open under regular business hours on Saturday, October 2

Strategic Opportunity Natural extension of current Florida footprint Complements recent Panhandle transactions (Coastal Community / Bayside Savings) Expands existing Florida branch network by 12 branches Popular long-time vacation destination for many Arkansans Entry into Tallahassee market - greater economic stability Financially compelling transaction - immediately accretive to: Net income Earnings per share Book value Tangible book value Leverages a portion of our excess capital

Overview of Wakulla Bank Established on October 1, 1974 as Wakulla County State Bank, changing its name to Wakulla Bank on February 1, 1994 12 full service locations across four Florida counties - Calhoun, Leon, Liberty, and Wakulla counties Core funded franchise with top 5 aggregate market share across its counties of operations Core Deposits ($mm) Source: Core deposits defined as total deposits less jumbo time deposits MRQ as of 6/30/10 Acquired Wakulla Branches Existing Branches Pro Forma Panhandle Branch Network

Deposit Market Share Deposit Market Share (1) Ranked 5th with aggregate market share of 8.4% for all four counties(1) Ranked 1 or 2 in Wakulla, Calhoun, and Liberty counties; ranked top 10 in Leon county Steady increase in market share over the past five years Top 2 deposit market share among community banks in combined counties of operation Source: SNL Financial (1) Deposit market share for Wakulla counties of operation as of 6/30/09 Deposit Market Share (1) Growth

DDA NOW MM&S Retail Jumbo East 89 47 154 65 West 30.6 38.6 31 31.6 North 45.9 46.9 45 43.9 Deposit Composition DDA NOW MM&S Retail Jumbo East 174 1109 510 808 West 30.6 38.6 31 31.6 North 45.9 46.9 45 43.9 DD NOW MM&S R J East 263 0 1156 664 873 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 HOMB(1) Wakulla HOMB - Pro Forma (Dollars in Millions) HOMB(1) Acquired Deposits HOMB Pro Forma Transaction Accounts $ 174 $ 89 $ 263 Money Market & Savings 1,109 47 1,156 Retail Time Deposits 510 154 664 Jumbo Time Deposits 808 65 873 $ 2,601 $ 355 $ 2,956 31% 43% 20% 7% 18% 44% 22% 39% 9% Transaction Accounts Money Market & Savings Jumbo Time Deposits Retail Time Deposits 25% 13% 30% HOMB pro forma for previously announced acquisitions of Coastal Community and Bayside Savings Bank

Loan Composition Loan Type HOMB (2) (6/30/10) Acquired Amount (3) (6/30/10) HOMB Pro-forma Total % of Pro-forma Total Loans Commercial RE (Non-farm/non-residential & agri.) $1,022 $56 $1,078 39% Construction/Land Development 532 55 587 21% Residential Real Estate 603 64 667 24% Commercial & Industrial (1) 286 45 331 12% Consumer 42 21 63 2% Other 29 3 32 1% Total $2,514 $244 $2,758 100% Includes Agricultural HOMB pro forma for previously announced acquisitions of Coastal Community and Bayside Savings Bank before loan discounts and FDIC receivables Before loan discounts and FDIC receivables (Dollars in Millions)

FLORIDA Port Charlotte Punta Gorda Marco Island Key Largo Islamorada Marathon (3) Big Pine Key West (3) Summerland 43 Branches (As of October 2010) Orlando (2) Winter Park Longwood (2) Clermont Eastpoint Apalachicola Carrabelle Port St. Joe (2) Lynn Haven Panama City (2) St. George Island Panama City Beach Mexico Beach Southport Blountstown (2) Bristol Tallahassee (5) Panacea Crawfordville (3) Florida Pro-Forma Footprint Branch Locations Acquired Branches Existing Branches Leon County, FL 5 - Wakulla County, FL 4 - Calhoun County, FL 2 - Liberty County, FL 1 - Bay County, FL - 7 Franklin County, FL - 3 Gulf County, FL - 2 Charlotte County, FL - 2 Collier County, FL - 1 Lake County, FL - 1 Monroe County, FL - 9 Orange County, FL - 4 Seminole County, FL - 2 Total 12 31 Acquired Branch Locations Existing Branch Locations

Florida Deposit Market Share Selected Markets Branch Count HOMB Pro-forma Deposits (6/30/09) Total Deposits in Market Deposit Market Share Rank Deposit Market Share % Wakulla County, FL 4 $203 $278 1 73.2% Leon County, FL 5 194 4,754 10 4.1 Calhoun County, FL 2 26 129 2 20.1 Liberty County, FL 1 15 42 2 34.8 Bay County, FL 7 214 2,475 4 8.7 Franklin County, FL 4 117 260 1 45.1 Gulf County, FL 2 78 235 2 33.1 Key West-Marathon, FL MSA 9 206 2,226 3 9.3 Port Charlotte/Punta Gorda 2 15 2,499 11 0.6 Naples - Marco Island MSA 1 21 11,325 30 0.2 Lake County, FL 1 83 5,032 10 1.6 Orange County, FL 4 200 21,824 16 0.9 Seminole County, FL 2 88 6,258 15 1.4 (Dollars in Millions) Source: FDIC as of 6/30/09 Home BancShares Inc. Pro-Forma

Historical Acquisitions Year Acquired Bank Location Assets ($mm) 2003 Community Bank Cabot, AR $326 2005 Twin City Bank North Little Rock, AR $633 2005 Marine Bank Marathon, FL $258 2005 Bank of Mountain View Mountain View, AR $203 2008 Centennial Bank Little Rock, AR $234 2010 Old Southern Bank Orlando, FL $335 2010 Key West Bank Key West, FL $97 2010 Coastal Community Bank Panama City, FL $362 2010 Bayside Savings Bank Panama City, FL $63

Florida Tallahassee Jacksonville Orland o Miami Tampa Potential Future Opportunities Potential Opportunity Total Institutions: 51 Total Assets: $17.8bn Median Age: 12 years Potential Opportunities Asset Size Distribution Source: SNL Financial Includes regulated depositories headquartered in Florida with assets less than $2.0 billion and Texas Ratio greater than 100% as of 6/30/2010. City

Conclusion Significantly enhances Florida franchise Acquisition provides scale in Florida Panhandle Logical extension of existing HOMB franchise Financially attractive transaction Accretive to earnings, book value, tangible book value with conservative assumptions Non performing loans, other real estate owned and FHLB borrowings excluded from the transaction Acquisition is consistent with HOMB's operating strategy Stable core deposit base in Arkansas enhanced by higher-growth Florida markets Seamless integration expected HOMB has formed a dedicated team to lead the integration process for its FDIC-Assisted transactions in Florida

Contact Information Corporate Headquarters Home BancShares, Inc. 719 Harkrider St., Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Brian S. Davis Chief Accounting Officer & Investor Relations Officer (501) 328-4770 bdavis@homebancshares.com Website www.homebancshares.com

FDIC-Assisted Acquisition Wakulla Bank October 1, 2010 NASDAQ: HOMB www.homebancshares.com